EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended June 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Graham C. Beachum II, Chief Executive Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Graham C. Beachum II
Graham C. Beachum II
Chairman of the Board, President and Chief Executive Officer

September 8, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Molly W. MacTaggart, Chief Financial Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Molly W. MacTaggart
Molly W. MacTaggart
Chief Financial Officer and Secretary

September 8, 2003